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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 22, 2002



                        NEW PLAN EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




         MARYLAND                    1-12244                33-0160389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)        Identification Number)




    1120 AVENUE OF THE AMERICAS, 12TH FLOOR
               NEW YORK, NEW YORK                               10036
    (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 869-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.         OTHER EVENTS

                Attached hereto as Exhibit 99.1 is a copy of a press release issued by the company containing certain supplemental disclosure on its leases with Kmart Corporation following Kmart's filing for bankruptcy protection under Chapter 11 of the federal bankruptcy laws.


ITEM 7.         EXHIBITS

                The following exhibit is filed as part of this report, and is expressly incorporated herein by reference:

        99.1    Press Release, dated January 22, 2002, issued by the company






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                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW PLAN EXCEL REALTY TRUST, INC.


Date: January 23, 2002                 By:   /s/  Steven F. Siegel
                                          --------------------------------------
                                          Steven F. Siegel
                                          Senior Vice President, General Counsel
                                           and Secretary






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                                  EXHIBIT INDEX

      Exhibit                          Document


        99.1    Press Release, dated January 22, 2002, issued by the company